AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 3, 2001
                                                     REGISTRATION NO. 333-10259
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                   TO FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                ----------------


                                   BARRA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               DELAWARE                              94-2993326
      (State or Other Jurisdiction of               (IRS Employer
       Incorporation or Organization)            Identification Number)

                                ----------------

                               2100 MILVIA STREET
                         BERKELEY, CALIFORNIA 94704-1113
           (Address of Principal Executive Offices including Zip Code)

                                ----------------

                                   BARRA, INC.
                        1996 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

                                ----------------


                               MARIA HEKKER, ESQ.
                                 GENERAL COUNSEL
                                   BARRA, INC.
                               2100 MILVIA STREET
                         BERKELEY, CALIFORNIA 94704-1113
                                 (510) 548-5442

                                ----------------


          (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                ----------------

      -----------------------------------------------------------------------------------------------------------
                                           CALCULATION OF REGISTRATION FEE
      -----------------------------------------------------------------------------------------------------------
                                                                                   PROPOSED
                                                                PROPOSED            MAXIMUM
                                             AMOUNT             MAXIMUM            AGGREGATE        AMOUNT OF
      Title of Securities to be               TO BE          OFFERING PRICE        OFFERING        REGISTRATION
      Registered                           REGISTERED          PER SHARE             PRICE             FEE
      -----------------------------------------------------------------------------------------------------------
      Common Stock, par value $0.0001
      per share, and any associated
      preferred stock purchase rights         N/A*                N/A*               N/A*              N/A*
      -----------------------------------------------------------------------------------------------------------


* No additional securities are to be registered, and registration fees were paid upon filing of the original Registration Statement on Form S-8 (SEC File No. 333-10259). Therefore, no further registration fee is required.

================================================================================

EXPLANATORY NOTE:

         This Registration Statement is being filed to amend the Registrant's 1996 Employee Stock Purchase Plan. The Registrant hereby incorporates by reference into this registration statement the contents of the registration statement on Form S-8 (File No. 333-10259) filed on August 15, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Berkeley, State of California, on September 28, 2001.

                                BARRA, INC.



                                By:   /s/ Kamal Duggirala
                                      ----------------------------------------
                                      Kamal Duggirala, Chief Executive Officer
                                      (Principal Executive Officer)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Kamal Duggirala and Gregory V. Stockett, and each of them, acting individually, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to the registration statement.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the dates indicated.


Signature                                         Title                                       Date
---------                                         -----                                       -----
/s/ Kamal Duggirala                               Chief Executive Officer and Director        September 28, 2001
-----------------------------------------------   (Principal Executive Officer)
Kamal Duggirala


/s/ Andrew Rudd                                   Chairman of the Board and Director          September 28, 2001
-----------------------------------------------
Andrew Rudd


/s/ Gregory V. Stockett                           Chief Financial Officer                     September 28, 2001
-----------------------------------------------
Gregory V. Stockett


/s/ A. George Battle                              Director                                    September 28, 2001
-----------------------------------------------
A. George Battle


/s/ M. Blair Hull                                 Director                                    September 19, 2001
-----------------------------------------------
M. Blair Hull


/s/ Norman J. Laboe                               Director                                    September 19, 2001
-----------------------------------------------
Norman J. Laboe


/s/ Clyde W. Ostler                               Director                                    September 28, 2001
-----------------------------------------------
Clyde W. Ostler


                                INDEX TO EXHIBITS

EXHIBIT

         4.1      1996 Employee Stock Purchase Plan.

         24.1 Power of Attorney (included in the signature page to this Registration Statement).